INVESTOR PRESENTATION Exhibit 99.2

Certain statements contained in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, “expects”, and words of similar import, constitute “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934.  Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following: general economic and business conditions in those areas in which we operate, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of our business, economic, political and global changes arising from the war on terrorism, the conflict with Iraq and its aftermath, and other factors referenced in the Company’s
Securities Act filings. When relying on forward-looking statements to make decisions with respect to our Company, investors and others are cautioned to consider these and other risks and uncertainties. We disclaim any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.
Forward Looking Information

• One of the largest community banks headquartered in the high growth market of Las Vegas
• Consistent, high performing institution
– Five year CAGR of assets and net income of 26% and 24%
respectively
– Five year average ROE and ROA of 15.7%
and 1.21% respectively
– First Quarter 2006 ROE and ROA of 12.6%
and 1.52% respectively
• Focus on business banking and total client
relationships
• Experienced management team with extensive
Las Vegas experience
Key Investment Considerations
Bellagio

Issuer: Community Bancorp
NASDAQ Symbol: CBON
Shares Outstanding (03/31/06):           7,383,753
52 Week High/Low:                            $34.75 to 23.35 per Share
Market Capitalization Range: $172 Million to $257 Million
Stock Summary

Commercial Real Estate Funded Property

Company Overview
• Community Bancorp is the bank holding company for Community Bank of Nevada serving the greater Las Vegas market with nine branches
• Community Bank of Nevada, founded in 1995, is one of the largest community banks headquartered in the greater Las Vegas area
• Profitable every year since 1995
• Provides a complete array of
commercial banking
products and
services to small-to medium-sized businesses
• Trends in growth and profitability have continued into first quarter 2006 with annualized growth in assets of 30%, growth in deposits of 12%, and growth in loans of 60%. ROE and
ROA continues to be strong at 12.55% and 1.52% respectively.
Corporate Headquarters

Branch Locations & Market Area
•Nine full service offices located throughout
the greater Las Vegas Area
• Between 2001 and 2005 Clark County’s
population grew by approximately 5% per
year compared to the national average of
1.2%*
• By 2005 Clark County reached a population
of 1,815,700*
• According to FDIC, deposits in Clark
County grew from $15 billion to $34 billion
between June 2001 and June 2005, a
compound annual growth rate of 22%
• Circled areas are expected growth areas for
the market area
* According to Clark County Comprehensive Planning, UNLV CBER
Current Branch Locations Proposed Growth Areas

Deposit Market Share
Source: SNL Securities at 6/30/05
(includes Bank of Commerce deposits)
One of the
largest
community
banks based in
Las Vegas
7
COUNTY: Clark, NV
2005 2005
Total Total
2005 Deposits Market
2005 2005 Branch in Market Share
Rank Institution Type Count $0 (%)
1 Citigroup Inc. (NY) Bank 13 6,663,054 23.36
2 Bank of America Corp. (NC) Bank 50 5,986,101 20.98
3 Wells Fargo & Co. (CA) Bank 68 4,797,414 16.82
4 Zions Bancorp. (UT) Bank 48 1,926,091 6.75
5 Western Alliance Bancorp (NV) Bank 5 1,251,452 4.39
6 U.S. Bancorp (MN) Bank 35 1,240,783 4.35
7 Washington Mutual Inc. (WA) Thrift 34 950,744 3.33
8 Marshall & Ilsley Corp. (WI) Bank 1 841,842 2.95
9 Community Bancorp (NV) Bank 9 651,696 2.28
10 First NB Holding Company (AZ) Bank 6 518,029 1.82

• To capitalize on growth opportunities in Las Vegas and other rapidly expanding markets
– Acquire other community banks or organize de novo banks in markets that offer regional continuity, such as the greater Las Vegas area or similar high-growth markets in Arizona and California
– Planning the 10
th
branch for the fall of 2006 and plans to open two additional branches per year through 2008
• Increase deposit growth
– Focus on de novo or strategic acquisitions
– Focus on small to large consumer enterprises
– Focus on medical, dental and legal professionals
• Expand our commercial and industrial loan portfolio
• Increase our SBA production from each of our three loan production offices in Las
Vegas, Phoenix, San Diego and add other production offices
• Continue to grow our real estate lending
Growth Strategies

World Market Center

Where We Live
9
0
200
400
600
800
1000
1200
1400
1600
1800
2000
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
2005 Clark County Total Population (000)
1
0
4
0
1
2
4
6
1
3
2
1
1
4
2
8
1
4
9
8
1
5
7
8
1
6
4
1
1
7
4
7
1
8
1
5
1
1
8
8
1
1
1

Source: Clark County Comprehensive Plan, Homebuilders Research Inc., UNLV CBER, Las Vegas Review-Journal, Inc. Magazine
2005 Top 10 Cities by Size (Large Cities Category)

Operating Strategies
Commercial Real Estate Funded Property
Continue to enhance our risk management function
– Proactively manage sound procedures
– Commit experienced human resources to this effort.  In Q305 an experienced former bank regulator joined the management team to oversee this commitment to internal controls.
• Maintain high asset quality by continuing to utilize rigorous loan underwriting standards and credit risk management practices
• Continue to improve efficiency ratio
• Continue to actively manage interest rate and market risks
– Closely monitor volume and maturity of our rate sensitive assets to our interest sensitive liabilities

Operating Strategies- Continued
• Continue to develop low-cost funding sources
• Diversify our revenue source
– Increase number of products being sold to each of our client relationships

Commercial Real Estate Funded Property

Experienced Management Team-
Community Bancorp
* Community Bancorp was founded in 2002
Management
Position
Edward M. Jamison
Lawrence K. Scott
Cathy Robinson
Chairman, President & Chief Executive Officer
EVP and Chief Operating Officer
EVP and Chief Financial Officer
Years of
Experience
33+
23+
25+
Years with
CBON
10+
4+
10+

Experienced Management Team-
Community Bank of Nevada
* Community Bank of Nevada was founded in 1995
Management
Position
Edward M. Jamison
Lawrence K. Scott
Cathy Robinson
Don F. Bigger
Cassandra Eisinger
Bruce Ford
Tom McGrath
Founder and Chief Executive Officer
President and Chief Operating Officer
EVP and Chief Financial Officer
EVP and Chief Credit Administrator
EVP and Chief Operations Officer
EVP and Chief Credit Officer
EVP and Chief Risk Manager
Years of
Experience
33+
23+
25+
21+
27+
21+
30+
Years with
CBON
10+
4+
10+
3+
2+
1+
1

FINANCIAL PERFORMANCE 14

Strong Asset Growth
$400,571
$463,431
$960,192
($000)
15
$573,961
$722,009
CAGR = 31%
Organic Growth Acquisition Growth*
* Based on fair value of assets acquired on August 26, 2005
$892,708
2002 2004 2003 2005 1Q 06

Loan Growth
$293,535
CAGR = 34%
($000)
$663,407
$350,082
$762,175
$403,270
16
$559,349
Organic Growth Acquisition Growth*
* Based on fair value of loans acquired on August 26, 2005
2002 2004 2003 2005 1Q 06

Loan Portfolio Matches the Marketplace 1Q 06 Construction 54% Commercial Real Estate 25% Consumer & Other 1% Residential Real Estate 4% Commercial 16% 17

Deposit Growth ($000) CAGR = 26% $725,088 $351,584 $403,713 $476,252 $606,847 18 $747,540 Organic Growth Acquisition Growth* * Based on deposits acquired on August 26, 2005 2002 2004 2003 2005 1Q 06

Interest Bearing Demand 6% Money Market 40% Savings 1% Time Certificates 22% Non-interest Bearing Demand 25% Wholesale Deposits 6% Deposit Mix 1Q 06 19

Credit Quality NPAs to Loans & OREO ($000) 0.14% 1.99% 1.00% 0.78% 0.08% 20 2002 2004 2003 2005 1Q 06

Gains in Net Income ($000) $10,065 $4,725 $5,215 $5,421 $3,425 21 2002 2004 2003 2005 1Q 06

Consistently Profitable ROE 11.4% 19.1% 17.8% 15.1% 12.6% 22 2002 2004 2003 2005 1Q 06

Balance Sheet

Balance Sheet (in $000s)
1Q 06
2005 2004 2003 2002
Assets 960,192 $ 892,708 $ 573,961 $ 463,431 $ 400,571 $
Gross Loans 762,175    663,407    403,270 350,082 293,535
Allowance for Loan Losses 9,098        8,117        6,133 5,409 4,688
Deposits 747,540    725,088    476,252 403,713 351,584
Equity 110,301    106,749    77,553 32,201 27,212
Ratios
Average Equity to Average Assets 12.12% 12.60% 6.86% 6.70% 6.94%
Leverage Ratio 13.24% 13.09% 16.91% 8.96% 8.84%
Tier 1 Risk-Based Capital Ratio 13.39% 14.20% 19.66% 11.18% 11.03%
Total Risk-Based Capital Ratio 15.19% 16.29% 20.92% 13.61% 14.14%
Allowance for Loan Losses to Loans 1.19% 1.22% 1.52% 1.55% 1.60%

Income Statement

Income Statement
(in $000s, except per share data) 1Q 06 2005 2004 2003 2002
Interest and dividend income 16,696 $ 46,337 $  30,038 $  27,143 $  25,449 $
Interest expense 5,419 12,511 6,862 7,453 8,709
Net interest income 11,277 33,826 23,176 19,690 16,740
Provision for loan losses 982 1,085 922 1,723 1,958
Net interest income after
provision for loan losses 10,295 32,741 22,254 17,967 14,782
Non-interest income 528 2,275 1,489 1,563 1,392
Non-interest expense 5,675 20,512 15,946 12,020 9,112
Income before income taxes 5,148 14,504 7,797 7,510 7,062
Provision for income taxes 1,723 4,439 2,376 2,295 2,337
Net income 3,425 $  10,065 $  5,421 $    5,215 $    4,725 $
EPS - basic 0.46 $    1.45 $      1.13 $      1.13 $      1.03 $
EPS - diluted 0.46 $    1.42 $      1.10 $      1.10 $      1.01 $
Finanical Ratios
ROA 1.52% 1.43% 1.04% 1.19% 1.33%
ROE 12.6% 11.4% 15.1% 17.8% 19.1%
Net Interest Margin 5.39% 5.12% 4.65% 4.72% 4.97%
Efficiency Ratio 48.1% 56.8% 64.7% 56.6% 50.3%

Asset Quality
(1) Non-performing loans are defined as loans that are past due 90 days or more plus loans placed in non-accrual status and restructured loans.
(2) Non-performing assets are defined as loans that are past due 90 days or more, non-accrual loans plus other real estate owned.
25
1Q 06
Non-performing loans to total loans
(1)
0.08%
Non-performing assets to total loans and OREO
(2)
0.08%
Non-performing assets to total assets 0.06%
Allowance for loan losses to total loans 1.19%
Allowance for loan losses to non-performing loans 1501.3%
Allowance for loan losses to non-performing assets 1501.3%
Net charge-offs to average loans 0.00%

EPS - Diluted CAGR = 20% $1.42 $1.01 $1.10 $1.10 $0.46 26 2002 2004 2003 2005 1Q 06

Summary
• Loan growth of 86% year-over-year and 59.6% on an annualized basis over year end.
• Net income up 43.8% year-over-year.
• Earnings per share up 31.4% year-over-year to $0.46 as of March 2006.
• Net interest margin increased to 5.39% compared to 4.49% year-over-year.
• Deposit growth of 40% year-over-year.
27
($mlns)
2005
2004
2003 2002 2001 2006 2005
Assets $892.7 $574.0 $463.4 $400.6 $304.1 $960.2 $634.4
Goodwill and Core Deposit Intangible $24.8 $0.0 $0.0 $0.0 $0.0 $23.7 $0.0
Tangible Equity $82.0 $77.6 $32.2 $27.2 $22.3 $81.6 $79.3
Average Tangible Equity/Average Tangible Assets
11.63% 6.86% 6.70% 6.94% 7.23% 12.54% 12.50%
NPAs/Loans + OREO 0.14% 0.78% 1.00% 1.99% 3.29% 0.08% 0.22%
NCOs/Avg Loans 0.01% 0.05% 0.31% 0.36% 0.47% 0.00% 0.00%
Net Income $10.1 $5.4 $5.2 $4.7 $3.2 $3.4 $2.4
EPS- diluted $1.42 $1.10 $1.10 $1.01 $0.68 $0.46 $0.35
Net Interest Margin 5.12% 4.65% 4.72% 4.97% 4.84% 5.39% 4.49%
Efficiency Ratio 56.8% 64.7% 56.6% 50.3% 56.2% 48.1% 49.6%
ROA 1.43% 1.04% 1.19% 1.33% 1.08% 1.52% 1.55%
ROE 11.4% 15.1% 17.8% 19.1% 14.9% 12.6% 12.1%
At or for Year Ended December 31, Three Months Ended March 31,

1Q 06 Highlights
Category 1Q 06
Deposits 747,540 $    22,452 $     3.10% 212,428 $    39.70%
Loans 762,175 $    98,768 $     14.89% 352,343 $    85.97%
Net Income 3,425 $       448 $          15.05% 1,043 $       43.79%
Net Interest Margin 5.39% 0.04% 0.75% 0.90% 20.04%
Revenue 11,805 $     311 $          2.71% 4,899 $       70.94%
From 1Q 05 From 4Q 05
Actual Change Change
($000)

Why Investment?
• Excellent expansion opportunities in both Las Vegas and other high growth markets
• Consistent, high performance institution
– Five year CAGR of assets and net income of 26% and 24%
respectively
– Five year average ROE and ROA of 15.7% and 1.21%
respectively
• Focus on business banking and total client relationships
• Experienced management team with over 178 years
combined banking experience in the greater Las Vegas area

INVESTOR PRESENTATION